ROBERTSON STEPHENS MUTUAL FUNDS
The Contrarian Fund-TM-
Annual Report
December 31, 1997

[GRAPHIC]

CONTRARIAN

THE CONTRARIAN FUND-TM- ANNUAL REPORT


JANUARY 30, 1998

FELLOW SHAREHOLDER:

First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies. The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded. Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong
times and reinvesting after the market had significantly recovered.   This
slippage in performance is very significant and obviously needs to be avoided. Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added
(EVA). This methodology focuses on studying the level of incremental returns
on capital that companies can earn with their free cash flow.   Though we
have successfully used EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.


/s/ Randy Hecht

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

THE CONTRARIAN FUND-TM-



FUND HIGHLIGHTS


ACQUISITION

BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.

EXPENSE REDUCTION

Effective January 1, 1998, the 12b-1 expense for The Contrarian Fund (Class A) was reduced from 0.75% to 0.50% of the Fund's average daily net assets.



FUND PHILOSOPHY

The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by investing worldwide in growing companies that are attractively priced. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, hated or forgotten. When appropriate, the Fund will short sell stocks.



CONTENTS


Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  8
Portfolio Summary  9
Fund Performance - Class C Shares  10
Schedule of Investments  11
Schedule of Securities Sold Short  14
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights - Class A Shares  19
Financial Highlights - Class C Shares  20
Notes to Financial Statements  21
Report of Independent Accountants  28
Administration  28

FUND MANAGER

[PHOTO]

PAUL H. STEPHENS
Portfolio Manager
The Contrarian Fund-TM-



DEAR SHAREHOLDER:


The Contrarian Fund (Class A) returned -22.19% for the fourth quarter and -29.51% for the twelve month period ended December 31, 1997. The Fund's Class C shares had a return of -23.28% for the fourth quarter and -29.32% since their inception on April 14, 1997.

The Fund's disappointing 1997 performance occurred primarily in the fourth quarter as the Asian meltdown and fears of global deflation provided the catalysts for a severe bear market in the natural resource sector. The poor numbers are also attributable to our contrarian view that the mainstream U.S. stock market is both overvalued and vulnerable. The Contrarian Fund maintained a short position of 25-35% in the portfolio for most of 1997 and was overweighted long in historically defensive and out of favor industries such as gold mining, base metals mining, and the oil and gas exploration and production sector.

"WE ARE TOTALLY COMMITTED TO BOTH REGAINING YOUR CONFIDENCE AND RETURNING TO OUR HISTORICAL INVESTMENT RESULTS."

SHORT POSITION

Our S&P 500 put options and our short sale portfolio created 16% of our 1997 decline. Gold mining positions contributed the largest percentage loss at 40%, copper and gold mining companies contributed 21%, nickel mining companies contributed 16%, and oil and gas exploration and production companies contributed 6%. The magnitude of the panic selling in the resource sector overwhelmed the positive 1997 performance of many of our core positions. The Fund had gains for the year in our favorite growth stock (ROYAL GROUP TECHNOLOGIES, LTD.), in financial services (primarily DUNDEE BANCORP, INC., CLASS A), in the real estate area (primarily CATELLUS DEVELOPMENT CORPORATION), and in many energy services companies.

We have reduced our short exposure to currently 19.14% of The Contrarian Fund, and we are no longer hedging our longs with S&P 500 put options as we feel the premiums charged are excessively high and that the puts only add significant value when a 20 - 30% market decline occurs. The last six months have been extremely difficult for a contrarian investor, but we remain disciplined in both our investment methodology and our hedged approach.

         "...WE REMAIN DISCIPLINED IN BOTH OUR INVESTMENT
                 METHODOLOGY AND OUR HEDGED APPROACH."

We recommend you look at a mutual fund investment in the same way you look at a stock. If you believe the fund manager and his team are still creative, smart, honest and motivated, then add to that fund when they have down periods in the same way you'd buy more of a company's stock that you like if it dropped 30% in value. We are totally committed to both regaining your confidence and returning to our historical investment results.

Even though The Contrarian Fund has had large withdrawals over the last six to seven months, we don't believe our selling to cover redemptions was a factor in the Fund's decline. We liquidated many of our secondary and tertiary positions and only shaved our core holdings.

LONG POSITIONS


We believe our current portfolio is attractively priced, and we have high conviction in our top 15 long positions that currently (as of January 28, 1998) represent 58.81% of the Contrarian Fund:


1.   Inco, Ltd. - VBN shares                 (NVB, $12 3/8)          10.77%
2.   Royal Group Technologies, Ltd.          (RYG, $24 1/4)          10.37%
3.   Dundee Bancorp, Inc., Class A           (DBC.A-CN, C$28 1/2)     6.09%
4.   Metromedia International Group, Inc.    (MMG, $10 7/8)           5.09%
5.   DiamondWorks, Ltd.                      (DMW-CN, C$1.70)         3.71%
6.   Normandy Mining, Ltd.                   (NDY-AU, AU$1.66)        3.08%
7.   Consolidated African Mines, Ltd.        (CAM-SJ, 1.42 Rand)      2.68%
8.   Indochina Goldfields, Ltd.              (ING-CN, C$2.30)         2.54%
9.   Etruscan Resources, Ltd.                (EET-CN,  C$4.10)        2.45%
10.  CD Radio, Inc.                          (CDRD, $16 5/16)         2.44%
11.  Golden Star Resources, Ltd.             (GSR, $4 3/4)            2.42%
12.  Eurogas Corporation                     (EUG-CN, C$2.12)         2.18%
13.  Newmont Mining Corporation              (NEM, $29 3/8)           1.80%
14.  MAXXAM, Inc.                            (MXM, $47 5/8)           1.78%
15.  Atlantic Gulf Communities Corporation   (AGLF, $4 .00)           1.41%
TOTAL                                                                58.81%



INVESTMENT MANAGEMENT

[PHOTO]

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Rick Barry
Chris Bonomo
Jim Carruthers
Melissa Floren
Michael Hoffman
Andy Pilara
Borden Putnam III

RESEARCH (CONTINUED)
Jay Sherwood
M. Hannah Sullivan

SENIOR TRADER
Catherine O'Neill

TRADING
Christopher Beagle
Don Heidary

ADMINISTRATION
Leslie Bauer
Dianny Cabrera

ROBERTSON STEPHENS MUTUAL FUNDS

 "   WE ARE PATIENT INVESTORS AND THAT'S EXACTLY THE WAY WE FEEL ABOUT OUR CORE
HOLDINGS...."

We are managing the portfolio at approximately 80% long and 20% short. Our growth gold stocks are totally washed out, gold is universally hated, and the pessimism is palpable -- all great signs for a contrarian. We currently have an 18% growth gold mining portfolio position, second only to our short sale weighting of 19.14%. We believe other core non-gold holdings such as the Inco, Ltd.-VBN shares, Dundee Bancorp, Inc. and Metromedia International Group, Inc. are extremely oversold and have excellent recovery potential. Peter Lynch has often said that a fund manager only needs one or two great new ideas a year and then should hold them for 5 - 10 years. We are patient investors and that's exactly the way we feel about our core holdings.

PORTFOLIO

Reasonably new positions where we feel The Contrarian Fund is both early in the discovery phase, and that have open-ended upside potential are:

- DIAMONDWORKS, LTD: (DMW-CN, $1.70/sh) DiamondWorks is a diamond production and exploration company focused in Angola, one of the world's richest countries in natural resources, especially diamonds. DiamondWorks mines and sells high-quality diamonds from alluvial (gravel) operations at the recently commissioned Luo site in Angola, where production has been averaging approximately 300 carats per day. The first parcel of stones totaling 10,300 carats was sold in Antwerp for US$3.11 million, for a value averaging US$300 per carat. Additionally, exploration is under way on several of DiamondWorks' other properties.

- CONSOLIDATED AFRICAN MINES, LTD.: (CAM-SJ, 1.42 Rand/sh) CAM is a South African based holding company with a focus on gold, that is selling at a 50% discount to its currently depressed Net Asset Value (NAV) of 2.91 Rand. CAM's NAV is largely comprised of its holdings in a number of listed South Africa companies, the largest of these holdings being a combined direct and indirect 15.3% stake in JCI. JCI has agreed to liquidate for 4.2 billion Rand, or 1.44 Rand per share in cash to CAM shareholders. In addition to having the stock price in cash, CAM has multiple other assets such as a combined direct and indirect 21.2% stake in RANDGOLD RESOURCES, LTD. (GDRs) in which The Contrarian Fund also owns a 1% Fund position. Randgold Resources' focus is West Africa and expects to produce over 200,000 ounces of gold annually from its Syama mine in Mali, at a cost of US$210 per oz. CAM also owns a combined direct and indirect 13% stake in Durban Roodeport Deep which annually produces 750,000 ounces for less than US$300 per ounce. CAM is ably led by Brett Kebble, a visionary South African entrepreneur who is at the forefront of the asset unbundlings and corporate restructurings that are sweeping through the African mining industry.

- ETRUSCAN RESOURCES, LTD.: (EET-CN, C$4.10/sh) Etruscan is a well financed West African gold exploration company whose prime asset is the Tiawa property in Niger that is under joint venture with Placer Dome. For Placer to earn 51% in the property, Placer must fund all exploration (to US$10.5 million), complete and fund a feasibility study and all pre-development costs, and make a cash payment to Etruscan of US$60 million. Based upon drilling results to-date, the concession presently is known to host resources exceeding 3 million ounces, with nearly 1 million high-grade, open-pitable ounces contained in the Samira main zone.

- EUROGAS CORPORATION: (EUG-CN, C$2.12/sh) Eurogas Corporation has operations in Russia, Spain, Canada, and Tunisia. Eurogas is currently drilling a 4,750 meter test well in Tunisia which has potential reserves estimated to be between 400 million and 1 billion barrels of oil. As of the writing of this letter, the Tunisian well was drilled to 4,600 meters with final analysis of the cores and logs available shortly.

"OUR GROWTH GOLD STOCKS ARE TOTALLY WASHED OUT, GOLD IS UNIVERSALLY HATED, ..." "...AND THE PESSIMISM IS PALPABLE -- ALL GREAT SIGNS FOR A CONTRARIAN."

- CD RADIO, INC.: (CDRD, $16.31/sh) CD Radio, Inc. holds one of two national FCC licenses that allow the company to broadcast a commercial-free, subscription-based satellite radio service into cars. Subscribers will pay approximately $10 per month and will be able to receive 50 channels of digital quality music and talk-radio with an uninterrupted signal across the nation. CD Radio will spend two years building and launching its satellites before service will begin in the second half of 1999. On November 20, the company raised $180 million of equity and debt which is being used to fund the buildout of its satellites and other expenses through the first quarter of 1999. CDRD has now completed $445 million of the $645 million in necessary financing. We believe CDRD is revolutionizing the radio industry and is a unique long-term growth company.

- ATLANTIC GULF COMMUNITIES CORPORATION: (AGLF, $4.00/sh) Atlantic Gulf has substantially strengthened its position in the Florida real estate market. During 1997, the company raised a total of $55 million in preferred and common equity, including $25 million from Leon Black's Apollo Real Estate Advisors, L.P. Assuming exercise of all warrants, Apollo will end up owning 33% of Atlantic Gulf and will control three of seven board seats. Apollo has over $1 billion in real estate investments and will be instrumental in providing additional sponsorship and project flow to Atlantic Gulf.

In conclusion, we don't enjoy the volatility that The Contrarian Fund has experienced recently, but it goes with the territory when you are a contrarian and you invest in out-of-favor and unfashionable sectors. We strongly believe patient investors can be rewarded by following a contrarian approach.

Sincerely,

/s/ Paul H. Stephens

PAUL H. STEPHENS
Portfolio Manager
January 28, 1998

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES


Results of a Hypothetical $10,000 Investment in The Contrarian Fund-TM-, the S&P 500 Index(1), and the MSCI All Country World Index(2)
IF INVESTED ON JUNE 30, 1993(3)

[GRAPH]

[PLOT POINTS TO FOLLOW]


CUMULATIVE TOTAL RETURNS

                                                                           CONTRARIAN          S&P 500       MSCI ALL COUNTRY
FOR THE PERIOD ENDED 12/31/97                                                    FUND            INDEX(1)         WORLD INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------
Since inception (6/30/93)(3)                                                    18.62%          139.85%                 60.36%
---------------------------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS

                                                                      CONTRARIAN          S&P 500       MSCI ALL COUNTRY
FOR THE PERIODS ENDED 12/31/97                                              FUND            INDEX(1)         WORLD INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------
One year                                                                  (29.51)%          33.34%                 12.62%
---------------------------------------------------------------------------------------------------------------------------------
Three years                                                                 3.92%           31.14%                 13.04%
---------------------------------------------------------------------------------------------------------------------------------
Since inception (6/30/93)(3)                                                3.86%           21.42%                 11.05%
---------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index itself.

(2) The Morgan Stanley Capital International ("MSCI") All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index itself.

(3)  Date that the Fund's Class A Shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997


[CHART]

Warrants 0.3%
Industial Minerals 0.8%
Convertible/Preferred 0.9%
Transportation Services 1.1%
Real Estate 1.6%
Aluminum 2.2%
Diamond Mining 3.1%
Copper Mining 4.3%
Financial Services 6.4%
Media & Telecommunication Services 6.5%
Energy 8.8%
Textiles 0.1%
Other & Other Assets, Net 2.3%
Short Positions (Net) 20.3%
Construction/Infrastructure 12.3%
Gold Mining 15.9%
Nickel Mining 13.1%


TOP TEN HOLDINGS

1.
ROYAL GROUP TECHNOLOGIES, LTD. (12.28%)
An innovative technology company that is revolutionizing the building industry. The company consistently creates new products out of extruded vinyl to replace traditional wood and metal products.

2.
INCO, LTD. - VBN SHARES (11.07%)
Owns 25% of the free cash flow
from the planned Voisey's Bay
nickel-copper-cobalt mine, and a
25% interest in all future discoveries.

3.
DUNDEE BANCORP, INC., CLASS A (6.27%)
A well-managed natural resource holding company based in Toronto that owns Goodman & Co.

4.
METROMEDIA INTERNATIONAL GROUP, INC. (4.25%)
John Kluge's communications company focused on wireless opportunities in the former Soviet Union and China.

5.
INDOCHINA GOLDFIELDS, LTD. (3.13%)
Explores for and develops large,
low-cost copper and gold deposits, primarily in Myanmar, Indonesia, Kazakstan, South Korea, and Fiji.

6.
CONSOLIDATED AFRICAN MINES, LTD. (2.55%)
Is the holding company for a group of companies that operate in the mining, financial services, gold mining exploration, and other sectors in South Africa.

7.
NORMANDY MINING, LTD. (2.54%)
Explores for gold, other metals, and industrial and commercial minerals in Australia, New Zealand, Southeast Asia, and Africa.

8.
DIAMONDWORKS, LTD. (2.50%)
Explores and mines for diamonds in Angola, Sierra Leone, and Canada. The company also has gold polymetallic exploration ventures in China, and gold exploration in Venezuela.

9.
CD RADIO, INC. (2.21%)
Holds one of two FCC national satellite radio broadcast licenses. The company is building a satellite-to-car 50-channel radio system for the broadcast of music and other programming to motorists throughout the United States.

10.
INCO, LTD. (2.00%)
Number-one nickel producer in North America. Also produces copper, platinum, silver, cobalt, sulfuric acid, and liquid sulfur dioxide.

FUND PERFORMANCE - CLASS C SHARES


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT in The Contrarian Fund-TM-, the S&P 500 Index(1), and the MSCI All Country World Index(2)
IF INVESTED ON APRIL 14, 1997(3)



CUMULATIVE TOTAL RETURNS

                                                       CONTRARIAN               CONTRARIAN          S&P 500     MSCI ALL COUNTRY
FOR THE PERIOD ENDED 12/31/97                                FUND                     FUND(4)         INDEX(1)       WORLD INDEX(2)
---------------------------------------------------------------------------------------------------------------------------------
Since inception (4/14/97)(3)                                (28.60)%                 (29.32)%         32.11%               15.01%
---------------------------------------------------------------------------------------------------------------------------------



(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index. You cannot invest in an index itself.


(2) The Morgan Stanley Capital International ("MSCI") All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index itself.

(3)  Date that the Fund's Class C Shares were first issued to the public.

(4) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this fund is not usually exact.

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SCHEDULE OF INVESTMENTS



DECEMBER 31, 1997                                                      FOREIGN CURRENCY(8)         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
ALUMINUM - 2.2%
Kaiser Aluminum Corporation                                                                       138,300        $  1,218,769
MAXXAM, Inc.                                                                                      178,900           7,804,512
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    9,023,281
------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 12.3%
Royal Group Technologies, Ltd.                                                         CAD      2,119,400          49,388,247
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   49,388,247
------------------------------------------------------------------------------------------------------------------------------
COPPER/GOLD MINING - 4.3%
Cambior, Inc.(1)                                                                       CAD        774,000           4,569,961
Indochina Goldfields, Ltd.                                                             CAD      4,486,940           9,123,429
Indochina Goldfields, Ltd., 144A(5)                                                    CAD      1,700,000           3,456,661
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   17,150,051
------------------------------------------------------------------------------------------------------------------------------
DIAMOND MINING - 3.1%
Diamond Fields International Note(2)                                                   CAD      6,687,600           2,336,443
DiamondWorks, Ltd.                                                                     CAD     11,163,400           9,360,361
DiamondWorks, Ltd., 144A(5)                                                            CAD        848,485             711,443
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   12,408,247
------------------------------------------------------------------------------------------------------------------------------
ENERGY - 8.8%
Abacan Resource Corporation                                                            CAD      1,232,900           1,936,576
Anderson Exploration, Ltd.                                                             CAD        300,000           2,934,703
Anzoil N.L.                                                                            AUD     71,549,422           1,095,524
Beau Canada Exploration, Ltd.                                                          CAD        740,500           1,500,507
Black Sea Energy, Ltd.                                                                 CAD      2,771,600           3,660,220
Black Sea Energy, Ltd., 144A, Restricted(2)(3)(5)                                      CAD      1,178,280           1,258,561
Eurogas Corporation, 144A(5)                                                           CAD      5,768,400           6,650,498
Nescor Energy, Restricted(2),(3)                                                                  375,000             105,000
Petroleum Securities Australia, Ltd.                                                   AUD        226,000             599,309
Petroleum Securities Australia, Ltd., ADR(4)                                                      197,300           2,712,875
Pioneer Natural Resources Company                                                                 150,000           4,340,627
Santa Fe Energy Resources, Inc.                                                                   200,000           2,250,000
Tarragon Oil & Gas, Ltd.                                                               CAD        376,000           2,942,529
Vastar Resources, Inc.(1)                                                                         100,000           3,575,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   35,561,929
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.4%
Dundee Bancorp, Inc., Class A                                                          CAD      1,200,000          25,238,444
U.S. Global Investors, Inc., Class A                                                              279,860             524,737
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   25,763,181
------------------------------------------------------------------------------------------------------------------------------
GOLD MINING - 15.9%
BKG Resources PLC                                                                      GBP      3,948,232             649,800
Chase Resources Corporation                                                            CAD        403,950              42,338
Consolidated African Mines, Ltd.                                                       SAR     35,702,644          10,270,975
El Callao Mining Corporation                                                           CAD        450,000             113,196
Emperor Mines, Ltd.                                                                    AUD      4,317,979           1,266,021

                                                                             11

The accompanying notes are an integral part of these financial statements.


SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1997                                                      FOREIGN CURRENCY(8)         SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------
GOLD MINING - CONTINUED
Etruscan Resources, Ltd.                                                               CAD      3,351,300        $  9,343,316
Euro-Nevada Mining Corporation(1)                                                      CAD        150,000           2,028,089
First Dynasty Mines, Ltd.                                                              CAD      2,324,550             812,127
First Dynasty Mines, Ltd., 144A(5)                                                     CAD      1,760,000             614,890
Franco-Nevada Mining Corporation, Ltd.(1)                                              CAD         75,000           1,472,592
Golden Star Resources, Ltd.                                                            CAD      2,000,000           6,987,388
Guyanor Ressources, S.A., Class B                                                      CAD        602,600             589,484
Harmony Gold Mining Company, Ltd., ADR(4)                                                         844,000           1,899,000
MK Gold Company                                                                                   739,600           1,109,400
New East Daggafontein Mines, Ltd.                                                      SAR        145,400             185,839
Newmont Mining Corporation(1)                                                                     235,600           6,920,750
Normandy Mining, Ltd.(1)                                                               AUD     10,534,882          10,227,364
Queenstake Resources, Ltd.                                                             CAD      1,001,000             615,505
Randgold and Exploration Company, Ltd.                                                 SAR        664,700             860,497
Randgold Resources, Ltd., GDR(4)                                                                  728,656           3,643,280
Vengold, Inc.                                                                          CAD      4,756,400           4,320,525
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   63,972,376
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MINERALS - 0.8%
China Industrial Minerals Company, 144A, Restricted(2)(3)(5)                                    2,183,334           3,275,001
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,275,001
------------------------------------------------------------------------------------------------------------------------------
MEDIA & TELECOMMUNICATION SERVICES - 6.5%
CD Radio, Inc.                                                                                    525,000           8,892,187
Metromedia International Group, Inc.                                                            1,800,000          17,100,000
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   25,992,187
------------------------------------------------------------------------------------------------------------------------------
NICKEL MINING - 13.1%
Inco, Ltd.(1)                                                                          CAD        475,000           8,065,192
Inco, Ltd., VBN Shares(1)                                                              CAD      3,346,550          44,545,839
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   52,611,031
------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 1.6%
Atlantic Gulf Communities Corporation                                                             638,130           2,871,585
Avatar Holdings, Inc.                                                                             130,000           3,696,875
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,568,460
------------------------------------------------------------------------------------------------------------------------------
TEXTILES - 0.1%
PT Apac Centertex Corporation, Foreign(1),(7)                                          IDR     17,668,000             642,479
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      642,479
------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 1.1%
China Yuchai International, Ltd.                                                                1,582,925           4,353,044
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,353,044
------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

12



DECEMBER 31, 1997                                                        FOREIGN CURRENCY(8)       SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 76.2% (Cost $428,326,118)                                                                $  306,709,514
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B                                                   206,778           2,274,558
------------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.6% (Cost $2,049,780)                                                         2,274,558
------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PAR               VALUE
------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
------------------------------------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd., 7.00%, Due 10/3/01(1)                                   2,750,000           1,388,750
------------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.3% (Cost $2,750,000)                                                                    1,388,750
------------------------------------------------------------------------------------------------------------------------------


                                                                                                 WARRANTS               VALUE
------------------------------------------------------------------------------------------------------------------------------
WARRANTS
------------------------------------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Warrants, Strike $5.75, Expire 6/23/04(6)                  413,556             607,792
DiamondWorks, Ltd., Warrants, Strike CAD1.65, Expire 7/15/98(2)(6)                     CAD        848,485             121,566
Etruscan Resources, Ltd., Warrants, Strike CAD7.50, Expire 4/21/98(2)(6)               CAD      1,031,900               4,988
PT Apac Centertex Corporation, Warrants, Strike IDR1,000, Expire 7/14/01(6)            IDR      2,700,000              11,291
Vengold, Inc., Warrants, Strike $1.30, Expire 6/30/00(6)                               CAD      1,286,000             269,574
------------------------------------------------------------------------------------------------------------------------------
TOTAL WARRANTS - 0.3% (Cost $436,091)                                                                               1,015,211


                                                                                                  OPTIONS               VALUE
------------------------------------------------------------------------------------------------------------------------------
OPTIONS
------------------------------------------------------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd., Strike SAR6,000, Expire 7/31/01(6)                  SAR          9,900               4,069
Normandy Mining, Ltd., Strike AUD2.50, Expire 4/30/01(6)                               AUD      1,673,426             190,806
------------------------------------------------------------------------------------------------------------------------------
TOTAL OPTIONS - 0.0% (Cost $43,533)                                                                                   194,875

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 77.4% (Cost $433,605,522)                                                                     311,582,908
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 5.00%, due 1/22/98, $107,000,000 par value                                                    106,688,541
------------------------------------------------------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR SECURITIES SOLD SHORT - 26.5%                                  106,688,541


------------------------------------------------------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 29.6%                                                         119,148,380
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (20.3)% (Proceeds: $95,871,359)                                                           (81,855,834)
------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                                             13


SCHEDULE OF INVESTMENTS (CONTINUED)


DECEMBER 31, 1997                                                                                                       VALUE
------------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET -- (13.2)%                                                                              $  (53,268,176)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                                                                     $  402,295,819
------------------------------------------------------------------------------------------------------------------------------


(1)  Income-producing security.
(2)  Fair-value security.  See 1.a in Notes to Financial Statements.
(3)  Restricted Security.  See 4.d. in Notes to Financial Statements.
(4)  ADR - American Depository Receipt; GDR - Global Depository Receipt.
(5) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, normally to qualified institutional buyers.
(6)  See 4.e. in Notes to Financial Statements.
(7)  Shares registered for foreign investors.
(8) Foreign-denominated security: AUD - Australian Dollar; CAD - Canadian Dollar; GBP - British Pound; IDR - Indonesian Rupiah; SAR - South African Rand.




SCHEDULE OF SECURITIES SOLD SHORT


DECEMBER 31, 1997                                                                                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------
AGRICULTURAL SERVICES - 3.7%
Delta & Pine Land Company                                                                         492,244       $  15,013,456
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,013,456
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.2%
Employee Solutions, Inc.                                                                          166,400             717,600
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      717,600
------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.1%
Cidco, Inc.                                                                                        23,700             462,150
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      462,150
------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.8%
Activision, Inc.                                                                                  201,200           3,596,450
Avant! Corporation                                                                                 16,500             276,375
Imnet Systems, Inc.                                                                               216,420           3,516,825
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,389,650
------------------------------------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.8%
West Marine, Inc.                                                                                 314,500           7,036,937
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,036,937
------------------------------------------------------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - 2.6%
Sensormatic Electronics Corporation                                                               639,600          10,513,425
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   10,513,425
------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

14


SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)



DECEMBER 31, 1997                                                                                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.3%
Identix, Inc                                                                                      110,700        $  1,065,488
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,065,488
------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.3%
Zenith Electronics Corporation                                                                    257,700           1,401,244
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,401,244
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.6%
Delta Financial Corporation                                                                       495,600           6,628,650
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,628,650
------------------------------------------------------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRIAL - 1.5%
Zoltek Companies, Inc.                                                                            219,000           6,104,625
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,104,625
------------------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES - 0.2%
Medaphis Corporation                                                                              118,700             771,550
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      771,550
------------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 1.4%
Enzo Biochem, Inc.                                                                                379,800           5,554,575
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,554,575
------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 0.5%
Micron Technology, Inc.                                                                            76,200           1,981,200
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,981,200
------------------------------------------------------------------------------------------------------------------------------
SPECIALTY WHOLESALE -  3.7%
Rexall Sundown, Inc.                                                                              489,500          14,776,781
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,776,781
------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.6%
EchoStar Communications Corporation, Class A                                                       65,300           1,093,775
InteliData Technologies Corporation                                                               159,100             293,341
Tel-Save Holdings, Inc.                                                                            52,900           1,051,387
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,438,503
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - 20.3% (Proceeds: $107,916,552)                                                    $  81,855,834
------------------------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $433,605,522)                                                                     $  311,582,908
Deposits with brokers and custodian bank for securities sold short                                                106,688,541
Receivable from brokers for securities sold short                                                                 119,148,380
Receivable for investments sold                                                                                    23,098,898
Receivable for fund shares subscribed                                                                                 591,852
Dividends/interest receivable                                                                                         211,335
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      561,321,914

------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------
Securities sold short (Proceeds: $95,871,359)                                                                      81,855,834
Payable to custodian bank                                                                                          15,000,500
Payable to broker                                                                                                  55,630,944
Payable for investments purchased                                                                                     420,906
Payable for fund shares redeemed                                                                                    5,105,100
Payable to adviser                                                                                                    571,446
Accrued expenses                                                                                                      441,365
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                 159,026,095

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  402,295,819
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   486,076,439
Accumulated undistributed net investment income                                                                        53,424
Accumulated net realized gain from investments                                                                     64,572,267
Accumulated net realized loss from securities sold short                                                          (52,454,078)
Net unrealized depreciation on investments                                                                       (121,593,067)
Net unrealized appreciation on securities sold short                                                               25,640,834
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                               $  402,295,819
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
  Net Asset Value, offering and redemption price per share - Class A Shares                                          $  11.61
  (net assets of $398,242,451 applicable to 34,301,986 shares of beneficial interest outstanding with no par value)

------------------------------------------------------------------------------------------------------------------------------
  Net Asset Value, offering and redemption price per share - Class C Shares                                          $  11.54
  (net assets of $4,053,368 applicable to 351,272 shares of beneficial interest outstanding with no par value)(1)
------------------------------------------------------------------------------------------------------------------------------




(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                        $  19,421,941
Dividends (net of foreign tax withheld of $244,941)                                                                 3,284,790
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                            22,706,731


------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                           13,674,978
Distribution fees - Class A Shares                                                                                  6,816,512
Transfer agent fees                                                                                                   624,238
Dividend expense for securities sold short                                                                            440,447
Custodian fees                                                                                                        363,618
Shareholder reports                                                                                                   278,232
Professional fees                                                                                                     174,428
Registration and filing fees                                                                                          119,573
Interest expenses                                                                                                      86,271
Insurance                                                                                                              24,776
Trustees' fees and expenses                                                                                            22,265
Distribution fees - Class C Shares                                                                                     20,977
Shareholder servicing fees - Class C Shares                                                                             6,992
------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                     22,653,307


------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  53,424
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 52,049,490
Net realized loss from securities sold short                                                                      (48,986,912)
Net change in unrealized depreciation on investments                                                             (267,380,035)
Net change in unrealized appreciation on short sales                                                               13,334,501
------------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN/(LOSS) AND UNREALIZED (DEPRECIATION)/APPRECIATION
  ON INVESTMENTS AND SECURITIES SOLD SHORT                                                                       (250,982,956)

------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $(250,929,532)
------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED          YEAR ENDED
                                                                                        DECEMBER 31, 1997   DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                               $       53,424      $     (186,383)
Net realized gain from investments                                                             52,049,490          61,594,231
Net realized (loss)/gain from securities sold short                                           (48,986,912)          9,532,717
Net change in unrealized (depreciation)/appreciation on investments                          (267,380,035)         46,658,624
Net change in unrealized appreciation on securities sold short                                 13,334,501           6,082,273
------------------------------------------------------------------------------------------------------------------------------
NET (DECREASE)/INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (250,929,532)        123,681,462


------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                  -                   -
Net investment income - Class C Shares(1)                                                               -                   -
Realized gain on investments - Class A Shares                                                  (3,087,288)        (12,608,730)
Realized gain on investments - Class C Shares(1)                                                  (27,643)                  -
------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                            (3,114,931)        (12,608,730)


------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions              (407,097,396)        444,888,205
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                      (661,141,859)        555,960,937
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                         1,063,437,678         507,476,741
End of period                                                                              $  402,295,819      $1,063,437,678
------------------------------------------------------------------------------------------------------------------------------



(1) Class C shares were first issued on April 14, 1997.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

                                                FOR THE        FOR THE             FOR THE        FOR THE            FOR THE
FOR A SHARE OUTSTANDING                      YEAR ENDED     YEAR ENDED         NINE MONTHS     YEAR ENDED       PERIOD ENDED
THROUGHOUT EACH PERIOD:                        12/31/97       12/31/96      ENDED 12/31/95(3)     3/31/95            3/31/94(1),(3)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  16.57     $    13.78          $    10.70     $    12.34         $    10.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                       0.00           0.00               (0.01)         (0.04)             (0.02)
Net realized gain/(loss) and unrealized
  appreciation/(depreciation) on
  investments and securities sold short           (4.88)          2.99                3.09          (1.35)              2.36
-----------------------------------------------------------------------------------------------------------------------------
Net (Decrease)/Increase in Net Assets
  Resulting From Operations                       (4.88)          2.99                3.08          (1.39)              2.34


-----------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income              -              -                   -              -                  -
Distributions from realized gain on investments   (0.08)         (0.20)                  -          (0.25)                 -
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $  11.61     $    16.57          $    13.78     $    10.70         $    12.34
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                     (29.51)%        21.68%              28.79%        (11.23)%(2)         23.40%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)               $398,242     $1,063,438          $  507,477     $  397,646         $  484,951
Ratio of Expenses to Average Net Assets            2.48%(5)       2.46%               2.54%          2.46%(2)           2.22%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets                               0.01%         (0.02)%             (0.20)%        (0.27)%(2)         (0.77)%
Portfolio Turnover Rate                              36%            44%                 29%            79%                14%
Average Commission Rate Paid(4)                $ 0.0191     $   0.0273                   -              -                  -
-----------------------------------------------------------------------------------------------------------------------------





(1) Class A shares were first issued on June 30, 1993.

(2) If the Fund had paid all of its expenses and there had been no reimbursement by the adviser for the year ended March 31, 1995, total return would have been (11.40)%, the ratio of expenses to average net assets would have been 2.58%, and the ratio of net investment loss to average net assets would have been (0.39)%.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A Fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

(5) Effective January 1, 1998, the 12b-1 expense for the contrarian fund (class a) was reduced from 0.75% to 0.50% of the fund's average daily net assets. See 3.c. In notes to financial statements.

Per-share data with respect to class a shares has been determined by using the average number of class a shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the periods.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                                                                                      FOR THE
FOR A SHARE OUTSTANDING                                                                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                                               12/31/97(1)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                 $  16.26
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Net investment loss(2)                                                                                                  (0.03)
Net realized gain/(loss) and unrealized (depreciation)/appreciation on investments and securities sold short            (4.61)
------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    (4.64)

------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                                                                                    -
Distributions from realized gain on investments                                                                         (0.08)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                       $  11.54
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                                           (28.60)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's)                                                                                    $  4,053
Ratio of Expenses to Average Net Assets                                                                                  2.73%
Ratio of Net Investment Loss to Average Net Assets                                                                      (0.32)%
Portfolio Turnover Rate                                                                                                    36%
Average Commission Rate Paid(3)                                                                                     $  0.0191
------------------------------------------------------------------------------------------------------------------------------




(1)  Class C shares were first issued on April 14, 1997.

(2) Amounts shown may not correspond to amounts shown on the Statement of Operations due to the timing of realized and unrealized gain/(loss).

(3) A Fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the period.


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS


The Contrarian Fund-TM-(the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share to investors under Section 4 (2) of he Securities Act of 1933. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on April 14, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.


NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:


The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short term investments that will mature in 60 days or less are started at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1997, 97.7% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1997, approximately 2.3% of the Fund's long positions were valued using these guidelines and procedures.


As its normal course of business, the Fund has invested a significant portion of its assets in companies concentrated within a number of industries involving gold, nickel and copper mining, and construction/infrastructure. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars.
Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments and securities sold short.

                                                ROBERTSON STEPHENS MUTUAL FUNDS


f. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

g. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

h. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.


i. CLASS ALLOCATIONS:

Income, common expenses, realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

j. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2    CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the year ended December 31, 1997, and for the year ended December 31, 1996, and for Class C for the period from April 14, 1997 (Commencement of Operations), to December 31, 1997, were as follows:

CLASS A

1/1/97 - 12/31/97                           SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                             24,871,107      $  405,584,450
Shares reinvested                          234,064           2,918,772
----------------------------------------------------------------------
                                        25,105,171         408,503,222

----------------------------------------------------------------------
Shares redeemed                       (54,963,351)       (821,238,289)
----------------------------------------------------------------------

----------------------------------------------------------------------
Net decrease                          (29,858,180)      $(412,735,067)
----------------------------------------------------------------------


1/1/96 - 12/31/96                           SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                             59,842,647      $  974,268,575
Shares reinvested                          718,331          12,010,500
----------------------------------------------------------------------
                                        60,560,978         986,279,075

----------------------------------------------------------------------
Shares redeemed                       (33,218,658)       (541,390,870)
----------------------------------------------------------------------

----------------------------------------------------------------------
Net increase                            27,342,320      $  444,888,205
----------------------------------------------------------------------


CLASS C

4/14/97* - 12/31/97                         SHARES              AMOUNT
----------------------------------------------------------------------
Shares sold                                418,292      $    6,481,723
Shares reinvested                            2,185              27,119
----------------------------------------------------------------------
                                           420,477           6,508,842

----------------------------------------------------------------------
Shares redeemed                           (69,205)           (871,171)
----------------------------------------------------------------------

----------------------------------------------------------------------
Net increase                               351,272      $    5,637,671
----------------------------------------------------------------------



* Class C shares were first issued on April 14, 1997.


NOTE 3    TRANSACTIONS WITH AFFILIATES:


a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $13,674,978. For the year ended December 31, 1997, there was no expected reimbursement of the advisory fees and other expenses.

RSIM L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees.

Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.75% based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. Beginning January 1, 1998, the distribution fee calculated for the Class A shares will be reduced to 0.50% of the daily average net assets attributable to Class A shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from April 14, 1997 (Commencement of Operations), through September 30, 1997, for Class C, the Fund paid distribution fees of $5,696,774 and $11,918, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker-dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the Fund's average daily net assets of the Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from April 14, 1997 (Commencement of Operations), through December 31, 1997, for Class C shares, the Fund incurred shareholder servicing fees of $6,992.

e. BROKERAGE COMMISSIONS:

RSIM L.P. may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $16,986 to BARS, which represented 0.6% of total commissions paid during this period.

NOTE 4    INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments and proceeds of securities sold short for federal income tax purposes was $568,316,764. Accumulated net unrealized depreciation on investments and securities sold short, excluding the foreign currency fluctuation associated with other assets and liabilities, was $101,292,930, consisting of gross unrealized appreciation and depreciation of $120,962,904 and $221,255,834, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $248,620,139 and $562,114,624, respectively.

c. SHORT SALES:

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will typically realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, equities and/or U.S. government securities sufficient to collateralize its obligation on the short positions. At December 31, 1997, equities held by the Fund with a total market value of $91,178,474 were segregated at the Fund's custodian as collateral for its short sales. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. For the year ended December 31, 1997, the cost of investments purchased to cover short sales and proceeds from investments sold short were $489,608,402 and $346,314,539, respectively.

Included in the "Other liabilities, Net" category in the Schedule of Investments are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. Included in Receivables from Brokers for Securities Sold Short is $23,277,021 for these short positions. At December 31, 1997, the cost of the associated long positions and the unrealized appreciation of investments and securities sold short are $11,231,828 and $12,045,193, respectively. At December 31, 1997, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.


SECURITIES                                  SHARES               VALUE
----------------------------------------------------------------------
----------------------------------------------------------------------
Avant Corporation                          507,900         $ 8,507,325
Employee Solutions, Inc.                   393,400           1,696,537
HCIA, Inc.                                 105,800           1,256,375
Imp., Inc.                                  30,000              20,625
Objective Systems Integrators, Inc.         20,400             170,850
----------------------------------------------------------------------
                                                           $11,651,712
----------------------------------------------------------------------



d. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At December 31, 1997, the Fund held restricted securities with an aggregate value of $4,638,562, which represented 1.2% of the Fund's net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.


                                  SHARES      COST     VALUE      ACQUISITION
SECURITY                            (000)     (000)     (000)            DATE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Black Sea Energy, Ltd.             1,178     1,182     1,259           2/5/97
China Industrial
  Minerals Company                 2,183     2,838     3,275        4/25/97 -
                                                                      4/30/97
Nescor Energy                        375       125       105        4/18/94 -
                                                                      5/15/94
------------------------------------------------------------------------------
                                            $4,145    $4,639
------------------------------------------------------------------------------


e. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period. Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.

f. FOREIGN SECURITIES:

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.


NOTE 5    ACQUISITION:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Contrarian Fund-TM-

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and of securities sold short and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Contrarian Fund-TM- (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


ADMINISTRATION


OFFICERS AND TRUSTEES

Andrew P. Pilara, Jr., Trustee
     President

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Contrarian Fund-TM-. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

THE ROBERTSON STEPHENS MUTUAL FUNDS

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST
DYNAMIC, GROWTH-ORIENTED COMPANIES
Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE INFORMATION
TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS
THAN $250 MILLION
Managed by Dave Evans and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES IN EMERGING MARKETS
Managed by Michael Hoffman.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES
-    Knowledgeable mutual fund representatives.
-    Automated access to daily net asset values.
-    Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com

[LOGO]

ROBERTSON STEPHENS
ON THE WEB
http://www.rsim.com

ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Contra under the heading Robertson Stephens. Its computer quotation symbol is RSCOX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.